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                                                                    EXHIBIT 99.1


                          CONSENT OF NOMINEE DIRECTOR


I hereby consent to the reference to me as a Nominee Director under the caption "Management" in the Registration Statement on Form S-1 and related Prospectus of PLX Technology, Inc. (the "Company") for the registration of shares of the Company's Common Stock, $.001 par value.

Dated: February 4, 1999

                                       /s/ Young K. Sohn
                                       ---------------------------------
                                       Young K. Sohn